UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                December 26, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-13794                                  13-3818402
            33-90786                                  13-3818407
           33-90786-01                                13-3818405
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    (Commission File Number)               (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                       08401
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(Address of Principal Executive Offices)             (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           As previously announced by Trump Entertainment Resorts, Inc. ("TER"), TER Keystone Development, LLC, an indirect wholly-owned subsidiary of TER ("TER Keystone"), entered into an options agreement, dated September 30, 2005 (the "Options Agreement") pursuant to which it has the right to purchase or lease an 18 acre parcel of land located in Philadelphia, Pennsylvania (the "Premises"). As also previously announced, TER Keystone entered into the Options Agreement as a first step in pursuing one of two Philadelphia Category 2 Gaming Licenses (a "Gaming License") anticipated to be issued by the Gaming Control Board of the Commonwealth of Pennsylvania.

           In connection with the Options Agreement and the pursuit of a Gaming License, on December 26, 2005, TER Keystone entered into a limited liability company agreement (the "LLC Agreement"), with certain other persons (the "General Members") to form Keystone Redevelopment Partners, LLC (the "LLC") for the purposes of jointly leasing or purchasing the Premises and to construct, own and operate a gaming and entertainment facility on the Premises (the "Facility").

           In addition, on December 26, 2005, TER Management Co., LLC, an indirect wholly-owned subsidiary of TER ("TER Management"), entered into a management agreement with the LLC (the "Management Agreement"), pursuant to which the LLC engaged TER Management as its exclusive agent to manage and operate the Facility on its behalf. The initial term of the Management Agreement is for 10 years from the Commencement Date (as defined in the Management Agreement) and may be extended.

           TER Keystone has a 63.5555% interest in the LLC, as adjusted from time to time. TER Keystone made an initial capital contribution to the LLC in the form of the Options Agreement and "pre-formation and development materials" (which includes surveys, studies, design drawings and applications for permits, licenses or approvals that pertain to the Premises). If the Pennsylvania Gaming Control Board awards a Gaming License to the LLC, the LLC Agreement contemplates that TER Keystone and the General Members will each make an additional capital contribution ($39,854,115 in cash, in the case of TER Keystone).

           The LLC will be managed by a board of directors, which will be comprised of three TER Keystone representatives and two representatives elected by the General Members.

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
           Pursuant to the LLC Agreement, so long as TER Keystone or any of its affiliates own more than fifteen (15%) interest in the LLC, TER Keystone and its affiliates will be subject to certain non-competition obligations with respect to owning and operating casinos in certain geographical areas near the Premises.

           TER Keystone may transfer its interest in the LLC, in whole or in part, at any time, subject to certain conditions set forth in the LLC Agreement.

           Pursuant to the terms of the Management Agreement, TER Management will be paid (i) a base management fee based on the Gross Revenue (as defined in the Management Agreement) of the LLC and (ii) an incentive management fee based on the Gross Operating Profit (as defined in the Management Agreement) of the LLC, for each fiscal year.

           Pursuant to the Management Agreement, TER Management and its affiliates are subject to certain non-competition obligations with respect to owning and operating casinos in certain geographical areas near the Premises.

           The LLC may terminate the Management Agreement upon three months' notice in the event that TER Management or its affiliates own less than 10% in the equity interest of the LLC.

           In connection with the LLC Agreement and the Management Agreement, the LLC and Trump Entertainment Resorts Holdings, L.P. ("TER Holdings"), entered into a Trade Name and Trademark License Agreement, dated December 26, 2005 (the "License Agreement"), whereby TER Holdings, which holds the exclusive right to use the name "Trump" for Casino Services and Products (as defined in the License Agreement), licensed the name "Trump" to the LLC for use in connection with the operation of the Facility. The term of the License Agreement will commence on the date that the Pennsylvania Gaming Control Board issues a License to the LLC and terminates upon the occurrence of certain events specified in the License Agreement. Pursuant to the License Agreement, the LLC agreed to pay TER Holdings a monthly license fee based on the Gross Revenues (as defined in the License Agreement) of the LLC, for each month.

           The Management Agreement and the License Agreement automatically terminate if either of the two Gaming Licenses is not awarded to the LLC.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

           The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

           As discussed above, if the Pennsylvania Gaming Control Board awards a Gaming License to the LLC, TER Keystone is required to make a one-time additional capital contribution of $39,854,115 in cash. TER Keystone will be required to make this additional capital contribution within two days after the date upon which the Pennsylvania Gaming Control Board awards a Gaming License to the LLC.

ITEM 7.01     REGULATION FD DISCLOSURE.

           On December 28, 2005, representatives of TER and the LLC delivered the application for the Gaming License to the Pennsylvania Gaming Control Board.

           The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on December 28, 2005.

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
ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS.

         (d)      Exhibits.

        99.1      Press Release issued by the Company on December 28, 2005.






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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 30, 2005


                              TRUMP ENTERTAINMENT RESORTS, INC.



                              By:      /s/ Robert M. Pickus
                                       -----------------------------------------
                              Name:    Robert M. Pickus
                              Title:   Executive Vice President and Secretary



                              TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                              By:      /s/ Robert M. Pickus
                                       -----------------------------------------
                              Name:    Robert M. Pickus
                              Title:   Executive Vice President and Secretary


                              TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                              By:      /s/ Robert M. Pickus
                                       -----------------------------------------
                              Name:    Robert M. Pickus
                              Title:   Executive Vice President and Secretary




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
                                  EXHIBIT INDEX

          No.       Description
          ---       -----------

         99.1 Press Release issued by Trump Entertainment Resorts, Inc. on December 28, 2005















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